                TOYOTA MOTOR CREDIT CORPORATION
    Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000
                    through June 30, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                  1,099,937,045.30
Discounted Principal Balance                           1,099,937,045.30
Servicer Advance                                           2,144,779.34
Servicer Payahead                                          3,039,194.68
Number of Contracts                                              49,144
Weighted Average Lease Rate                                        7.74%
Weighted Average Remaining Term                                    38.7
Servicing Fee Percentage                                           1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                           850,489,997.72
Discounted Principal Balance                             846,664,829.51
Servicer Advances                                          2,956,044.09
Servicer Pay Ahead Balance                                 3,120,952.83
Maturity Advances Outstanding                                         -
Number of Current Contracts                                      47,398
Weighted Average Lease Rate                                        7.53%
Weighted Average Remaining Term                                    10.7

------------------------------------------------------------------------------

RESERVE FUND:
  Initial Deposit Amount                                                               41,247,639.20
  Specified Reserve Fund Percentage                                                            9.630%
  Specified Reserve Fund Amount                                                       105,923,937.46


                                                     CLASS A              CLASS B          TOTAL
                                                      AMOUNT               AMOUNT          AMOUNT
                                                   -------------        ------------    --------------
  Beginning Balance                                99,304,768.07        1,073,070.00    100,377,838.07
  Withdrawal Amount                                            -                   -                 -
  Cash Capital Contribution                                                        -                 -
  Transferor Excess                                 1,590,050.73                          1,590,050.73
                                                  ----------------------------------------------------
  Reserve Fund Balance Prior to Release           100,894,818.80        1,073,070.00    101,967,888.80
  Specified Reserve Fund Balance                  104,850,867.46        1,073,070.00    105,923,937.46
                                                  ----------------------------------------------------
  Release to Transferor                                        -                   -                 -
  Ending Reserve Fund Balance                     100,894,818.80        1,073,070.00    101,967,888.80
  Prior Cumulative Withdrawal Amount                           -                   -                 -
  Cumulative Withdrawal Amount                                 -                   -                 -

------------------------------------------------------------------------------

LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                           VEHICLES
                                                                        --------
  Liquidated Contracts                                                    126
                                                                          ---
  Discounted Principal Balance                                                               2,208,211.15
  Net Liquidation Proceeds                                                                  (1,901,559.08)
  Recoveries - Previously Liquidated Contracts                                                 (22,937.00)
                                                                                            --------------
  Aggregate Credit Losses for the Collection Period                                            283,715.07
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                   8,682,667.99
                                                                                            ==============
  Repossessed in Current Period                                           67
                                                                          --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                  Annualized Average
FOR EACH COLLECTION PERIOD:                                                              Charge-Off Rate
  Second Preceding Collection Period                                                                 0.42%
  First Preceding Collection Period                                                                  0.34%
  Current Collection Period                                                                          0.40%

CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                                  0.39%
Charge-off Rate Indicator ( > 1.25%)                                                     CONDITION NOT MET

------------------------------------------------------------------------------

------------------------------------------------------------------------------

DELINQUENT CONTRACTS:                                                             PERCENT      ACCOUNTS     PERCENT       ANIV
                                                                                  -------      --------     -------      ------
  31-60 Days Delinquent                                                             1.44%        684         1.36%    11,541,390.12
  61-90 Days Delinquent                                                             0.10%         48         0.10%       827,903.88
  Over 90 Days Delinquent                                                           0.04%         19         0.04%       332,053.36
                                                                                          ------------------       ----------------
  Total Delinquencies                                                                            751                  12,701,347.36
                                                                                          ==================       ================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.16%
  First Preceding Collection Period                                                                                           0.12%
  Current Collection Period                                                                                                   0.14%

-------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                         0.14%
  Delinquency Percentage Indicator ( > 1.25%)                                                                     CONDITION NOT MET

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

RESIDUAL VALUE (GAIN) LOSS:                                                                           VEHICLES
  Matured Lease Vehicle Inventory Sold                                                                   113           1,609,775.05
  Net Liquidation Proceeds                                                                               ---         (1,493,579.33)
                                                                                                                    ---------------
  Net Residual Value (Gain) Loss                                                                                         116,195.72
                                                                                                                    ===============
  Cumulative Residual Value (Gain) Loss all periods                                                                    2,358,976.31
                                                                                                                    ===============

                                                                                                       AVERAGE            AVERAGE
                                                             NUMBER     SCHEDULED       SALE       NET LIQUIDATION        RESIDUAL
MATURED VEHICLES SOLD FOR                                     SOLD      MATURITIES     RATIO          PROCEEDS             VALUE
EACH COLLECTION PERIOD:                                       ----      ----------     -----          --------             -----
  Second Preceding Collection Period                          172          283         60.78%         14,719.79           15,693.94
  First Preceding Collection Period                           118          174         67.82%         12,969.66           13,718.85
  Current Collection Period                                   113          117         96.58%         13,217.52           14,194.21
  Three Month Average                                                                                 13,786.11           14,695.11

                                                                                                           ------------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                              93.81%
                                                                                                           ------------------------

-------------------------------------------------------------------------------

                                                                                                   CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                               AMOUNT/RATIO          TEST MET?
---------------                                                                                     ------------          ---------
   a) Number of Vehicles Sold > 25% of Scheduled Maturities                                            96.58%                YES

   b) Number of Scheduled Maturities > 500                                                               117                  NO

   c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                    93.81%                 NO

   Residual Value Indicator  (condition met if tests a, b and c = YES)                                            CONDITION NOT MET

-------------------------------------------------------------------------------

                  TOYOTA MOTOR CREDIT CORPORATION
      Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000
                       through June 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             CERTIFICATE BALANCE       CLASS A1        CLASS A2
                                                                             -------------------       --------        --------
                                                                 TOTAL       PERCENT      BALANCE       BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                    98.00%
---------
  Interest Collections                                        6,421,805.72
  Net Investment Income                                       1,071,227.13
  Non-recoverable Advances                                      (69,047.68)
                                                         ------------------
  Available Interest                                          7,423,985.17             7,282,790.89    2,263,335.13   3,884,828.96
  Class A1, A2, A3 Notional Interest Accrual Amount          (4,546,833.33)           (4,546,833.33)  (1,493,541.67) (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                             -                        -               -              -
  Interest Accrual for Adjusted Class B Certificate Bal.       (390,478.25)             (390,478.25)
  Class B Interest Carryover Shortfall                                   -                        -
  Servicer's Fee                                               (726,860.49)             (710,705.54)
  Capped Expenses                                               (28,408.14)              (27,776.75)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                     -                        -
  Uncapped Expenses                                                      -                        -
                                                         ------------------           --------------
  Total Unallocated Interest                                  1,731,404.96             1,606,997.02
  Excess Interest to Transferor                                          -            (1,606,997.02)
                                                         ------------------           --------------
       Net Interest Collections Available                     1,731,404.96                        -
                                                         ------------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                    (391,022.51)
  ACCELERATED PRINCIPAL DISTRIBUTION:                          (177,185.42)

  DEPOSIT TO RESERVE FUND:                                    1,590,050.73

  WITHDRAWAL FROM RESERVE FUND:                                          -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                   426,853.70
  NET WITHDRAWAL FROM THE RESERVE FUND:                                  -

PRINCIPAL:
  Current Loss Amount                                          (399,910.79)             (391,022.51)    (391,022.51)              -
  Loss Reimbursement from Transferor                            391,022.51               391,022.51      391,022.51               -
  Loss Reimbursement from Reserve Fund                                   -                        -               -               -
                                                         ------------------           --------------     ------------    ----------
       Total                                                     (8,888.28)                       -               -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                         ------------------
  Ending Balance                                                         -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                         ------------------
  Ending Balance                                                         -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                         ------------------
  Ending Balance                                                         -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                         ------------------
  Ending Balance                                                         -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                        -               -               -
  Allocations - Current Period                               21,306,853.79            21,306,853.79   21,306,853.79               -
  Allocations - Accelerated Principal Distribution              177,185.42               177,185.42      177,185.42               -
  Allocations - Not Disbursed Beginning of Period           225,091,357.27           225,091,357.27  225,091,357.27               -
  Allocations - Not Disbursed End of Period                 246,575,396.48           246,575,396.48  246,575,396.48               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                        -               -               -
  Allocations - Current Period                                4,937,311.58             4,937,311.58    1,493,541.67    2,611,458.33
  Allocations - Not Disbursed Beginning of Period            14,811,934.74            14,811,934.74    4,480,625.01    7,834,374.99
  Allocations - Not Disbursed End of Period                  19,749,246.32            19,749,246.32    5,974,166.68   10,445,833.32
DUE TO TRUST - CURRENT PERIOD:                                                                                                    -
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund            1,590,050.73
  Due To Trust                                               25,350,123.65            25,350,123.65   22,644,666.47    2,040,038.08
                                                         ------------------          --------------  --------------    ------------
     Total Due To Trust                                      26,940,174.38            25,350,123.65   22,644,666.47    2,040,038.08

-------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A3           CLASS B           TRANSFEROR INTEREST
                                                               --------           -------           -------------------
                                                                BALANCE           BALANCE           INTEREST             PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                        2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                           651,300.02        483,326.77        141,194.28
  Class A1, A2, A3 Notional Interest Accrual Amount           (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                            -
  Interest Accrual for Adjusted Class B Certificate Bal.                        (390,478.25)
  Class B Interest Carryover Shortfall                                                    -
  Servicer's Fee                                                                                   (16,154.95)
  Capped Expenses                                                                                     (631.39)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                      -
  Uncapped Expenses                                                                                         -
                                                                                                 -------------
  Total Unallocated Interest                                                                       124,407.94
  Excess Interest to Transferor                                                                  1,606,997.02
                                                                                                 -------------
       Net Interest Collections Available                                                        1,731,404.96

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                       (391,022.51)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                             (177,185.42)
                                                                                                 -------------
  DEPOSIT TO RESERVE FUND:                                                                       1,163,197.03
                                                                                                 -------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                   -                 -                              (8,888.28)
  Loss Reimbursement from Transferor                                    -                 -       (391,022.51)
  Loss Reimbursement from Reserve Fund                                  -                 -
                                                             ------------      ------------                            ------------
       Total                                                            -                 -                              (8,888.28)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                         -                 -                                       -
  Allocations - Current Period                                          -                 -
  Allocations - Accelerated Principal Distribution                      -                 -
  Allocations - Not Disbursed Beginning of Period                       -                 -
  Allocations - Not Disbursed End of Period                             -                 -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                         -                 -                 -
  Allocations - Current Period                                 441,833.33        390,478.25
  Allocations - Not Disbursed Beginning of Period            1,325,499.99      1,171,434.75
  Allocations - Not Disbursed End of Period                  1,767,333.32      1,561,913.00
DUE TO TRUST - CURRENT PERIOD:
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                 346,033.48        319,385.62                 -                     -
                                                             ------------      ------------       ------------         ------------
     Total Due To Trust                                        346,033.48        319,385.62                 -                     -

-------------------------------------------------------------------------------

                TOYOTA MOTOR CREDIT CORPORATION
    Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of July 25, 2000 for the Collection Period of June 1, 2000
                    through June 30, 2000


-----------------------------------------------------------------------------------------------------------------------------------
                                                                     CERTIFICATE BALANCE                  CLASS A1
                                                                     -------------------                  --------
                                                   TOTAL            PERCENT         BALANCE        PERCENT          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)        1,099,937,045.30
Discounted Principal Balance                 1,099,937,045.30
Initial Notional/Certificate Balance                        -       100.00%    1,077,938,000.00     31.08%    335,000,000.00
Percent of ANIV                                                                           98.00%                             30.46%
Certificate Factor                                                                    1.0000000                          1.0000000
Notional/Certificate Rate                                                                                                   5.3500%
Target Maturity Date                                                                                              October 25, 2000
Servicer Advance                                 2,144,779.34
Servicer Payahead                                3,039,194.68
Number of Contracts                                    49,144
Weighted Average Lease Rate                              7.74%
Weighted Average Remaining Term                          38.7
Servicing Fee Percentage                                 1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                 872,232,593.49
Discounted Principal Balance                   869,655,625.12
Notional/Certificate Balance                                                   1,077,938,000.00                     335,000,000.00
Adjusted Notional/Certificate Balance                                            852,846,642.73                     109,908,642.73
Percent of ANIV                                                                           97.78%                             12.60%
Certificate Factor                                                                    1.0000000                          1.0000000
Servicer Advances                                2,934,536.26
Servicer Pay Ahead Balance                       2,875,688.20
Maturity Advances Outstanding                               -
Number of Current Contracts                            48,092
Weighted Average Lease Rate                              7.53%
Weighted Average Remaining Term                          11.6

POOL DATA CURRENT MONTH
Aggregate Net Investment Value                 850,489,997.72
Discounted Principal Balance                   846,664,829.51
Notional/Certificate Balance                                                   1,077,938,000.00                     335,000,000.00
Adjusted Notional/Certificate Balance                                            831,362,603.52                      88,424,603.52
Percent of ANIV                                                                           97.75%                             10.40%
Certificate Factor                                                                    1.0000000                          1.0000000
Servicer Advances                                2,956,044.09
Servicer Pay Ahead Balance                       3,120,952.83
Maturity Advances Outstanding                               -
Number of Current Contracts                            47,398
Weighted Average Lease Rate                              7.53%
Weighted Average Remaining Term                          10.7
Prior Certificate Interest Payment Date        March 27, 2000
Next Certificate Interest Payment Date     September 25, 2000

-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A2                  CLASS A3                 CLASS B      TRANSFEROR INTEREST
                                                --------                  --------                 -------      -------------------
                                         PERCENT       BALANCE      PERCENT       BALANCE    PERCENT      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance    53.34%       575,000,000.00   8.94%     96,400,000.00  6.64%  71,538,000.00  21,999,045.30
Percent of ANIV                                               52.28%                     8.76%                 6.50%         2.00%
Certificate Factor                                        1.0000000                 1.0000000             1.0000000
Notional/Certificate Rate                                    5.4500%                   5.5000%               6.5500%
Target Maturity Date                             September 25, 2001         February 25, 2002    September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                         575,000,000.00             96,400,000.00         71,538,000.00  19,385,950.76
Adjusted Notional/Certificate Balance                575,000,000.00             96,400,000.00         71,538,000.00  19,385,950.76
Percent of ANIV                                               65.92%                    11.05%                 8.20%          2.22%
Certificate Factor                                        1.0000000                 1.0000000             1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                         575,000,000.00             96,400,000.00         71,538,000.00  19,127,394.20
Adjusted Notional/Certificate Balance                575,000,000.00             96,400,000.00         71,538,000.00  19,127,394.20
Percent of ANIV                                               67.61%                    11.33%                 8.41%          2.25%
Certificate Factor                                        1.0000000                 1.0000000             1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                              VEHICLES
---------------------------------                              --------
Principal Collections                                                                      9,775,600.66
Prepayments in Full                                              447                       8,043,567.09
                                                                 ---
Reallocation Payment                                              9                          105,441.82
                                                                  -
Interest Collections                                                                       6,421,805.72
Net Liquidation Proceeds and Recoveries                                                    1,924,496.08
Net Liquidation Proceeds - Vehicle Sales                                                   1,493,579.33
Non-Recoverable Advances                                                                     (69,047.68)
                                                                                 -----------------------
Total Available                                                                           27,695,443.02

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                  AMOUNT                           ANNUAL AMOUNT
                                                        -------------------------           ---------------------------
   Total Capped Expenses Paid                                           28,408.14                            170,448.84
   Total Uncapped Expenses Paid                                                 -                                     -
   Capped and Uncapped Expenses Due                                             -                                     -
SERVICER'S FEE DUE:
   Servicer's Fee Shortfall Carryforward                                        -
   Servicer's Fee Due Current Period                                   726,860.49
   Servicer's Fee Paid                                                 726,860.49
   Servicer's Fee Balance Due                                                   -
SUPPLEMENTAL SERVICER'S FEES                                            87,841.81
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                            VEHICLES                              AMOUNT
-----------------                                            --------                              ------
Beginning Unreinvested Principal Collections                                                                          -
Principal Collections & Liquidated Contracts                                                                          -
Allocation to Subsequent Contracts                                              0                                     -
                                                                                -
                                                                                            ---------------------------
Ending Unreinvested Principal Collections                                                                             -
-----------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/S/  HOLLY PEARSON
------------------------------------------------------
Holly Pearson, Treasury Manager

                                   Page 3